                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2001



                      Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 1997-B
                    (Exact name of registrant as
                      specified in its charter)



         Delaware               333-82281            41-1743653
      (State or other          (Commission         (IRS Employer
      jurisdiction of          File Number)       Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas              75062-2729
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

     The Servicer's Certificate for the month of February 2001 was distributed to Noteholders on March 15, 2001.




Item 7(c). Exhibits


          Exhibit No.                   Description
          -----------             -----------------------

              20.1                Servicer's Certificate for the month of
                                  February 2001.




                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           ARCADIA RECEIVABLES FINANCE CORP.


                                  /s/ Michael J.  Forde
                                 ----------------------------
                                 Title: Assistant Secretary



Date: March 19, 2001